UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2007

MC SHIPPING INC.
(Exact name of registrant as specified in its charter)

Liberia	1-10231	98-0101881
(State or other jurisdiction of incorporation)	Commission file Number	(IRS Employer Identification No.)

Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)

441-295-7933
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 5, 2007, MC Shipping Inc. issued a press release announcing that its shareholders approved the merger agreement, dated July 30, 2007, pursuant to which Mast Acquisition Ltd., a newly-formed affiliate of Bear Stearns Merchant Banking, will acquire the outstanding shares of MC Shipping Inc. for a price of $14.25 per share in cash.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by MC Shipping Inc. dated September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MC SHIPPING INC.

/S/ A.S. Crawford
Antony S. Crawford
Chief Executive Officer
(Principal Executive Officer)

Date: September 5, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by MC Shipping Inc. dated September 5, 2007.